      As Filed with the Securities and Exchange Commission on August 20, 1997
                                                  Registration No. 333-
===============================================================================


                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                 ___________________

                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                 ___________________

                                 NEVADA POWER COMPANY
                (Exact Name of Registrant as Specified in its Charter)

           NEVADA                                               88-0045330
(State or Other Jurisdiction of                             (I.R.S. Employer
Incorporation or Organization)                           Identification Number)

  6226 WEST SAHARA AVENUE, LAS VEGAS, NEVADA 89102, TELEPHONE (702) 367-5000 (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                       Registrants' Principal Executive Offices)

                       NEVADA POWER COMPANY 401(K) SAVINGS PLAN

            CHARLES A. LENZIE, CHAIRMAN OF THE BOARD, NEVADA POWER COMPANY
           P. O. BOX 230, LAS VEGAS, NEVADA 89151, TELEPHONE (702) 367-5000 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                                 of Agent for Service)

                                      COPIES TO:
                              John R. Rottschaefer, Esq.
                               Best Best & Krieger LLP
                                    P. O. Box 1028
                             Riverside, California 92502


                           CALCULATION OF REGISTRATION FEE

_____________________________________________________________________________________________________

                                                                       Proposed
                                      Amount         Proposed           Maximum          Amount of
Title of Each Class of Securities     to be           Maximum           Aggregate       Registration
 to be Registered                   Registered(1)  Offering Price(2)  Offering Price(2)     Fee

Common Stock, par value
 $1 per share . . . . .             500,000 shares    $21.1563         $10,578,150       $3,205.50

____________________________________________________________________________________________________

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Nevada Power Company 401(k) Retirement Savings Plan described herein.

(2) Estimated pursuant to Rule 457(h) and Rule 457(c) solely for the purpose of calculating the registration fee on the basis of the average of the high and low prices of the registrant's Common Stock reported on the NYSE Composite Tape on August 15, 1997.

===============================================================================

                                        PART I

                 INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

ITEM 1.   PLAN INFORMATION.*

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.*

* Information required by Part 1 of Form S-8 to be contained in the Section 10(a) Prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Notice to Part 1 of Form S-8.

                                      *  *  *


                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.

     The following documents heretofore filed by the Registrant with the Securities and Exchange Commission are incorporated by reference in this Registration Statement:

     (1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, file No. 1-4698;

     (2) The Registrant's Quarterly Report on Form 10-Q for the quarters ended March 31 and June 30, 1997, file No. 1-4698;

     (3) The Plan's Annual Report on Form 11-K for the year ended December 31, 1996, File No. 1-4698;

     (4) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form S-7, file No. 2-65097 filed with the Securities and Exchange Statement on November 7, 1978, and including any amendment or report heretofore or hereafter filed for the purpose of updating the description of the Registrant's Common Stock contained therein.

     In addition, all documents subsequently filed by the Registrant or the 401(k) Plan pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities offered hereby then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from their respective dates of filing. Any statement contained in a document incorporated by reference shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained in any other subsequently filed incorporated document modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.   DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.   INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

     As permitted by Section 78.037 of the Nevada General Corporation Law, the Company has included in its Restated Articles of Incorporation a provision which states that a director or officer of the Company shall not be liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such limitation of liability is prohibited by Nevada General Corporation Law as the same exists or may hereafter be amended. Section 78.037 currently provides that any such provision may not eliminate or limit the liability of a director or officer for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) the payment of dividends in violation of the Nevada General Corporation Law.

     As permitted by Section 78.751 of the Nevada General Corporation Law,
Article VIII of the Company's Bylaws provides for the indemnification by the Company, including suits brought by or on behalf of the Company, of each director, officer, employee or agent thereof to the fullest extent permitted by Nevada law.

     As permitted by the Nevada General Corporation Law and Article VIII of the Company's Bylaws, the Company has entered into indemnity agreements with its directors and officers that provide for indemnification of such individuals to the fullest extent permitted under Nevada law, and the Company maintains director's and officer's liability insurance for its directors and officers against certain liabilities.

ITEM 7.   EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.

ITEM 8.   EXHIBITS.

     The following exhibits are filed with or incorporated by reference into this Registration Statement on Form S-8.

EXHIBIT NUMBER      DESCRIPTION

     5.1            Opinion of Best Best & Krieger LLP re:  Common Stock.

     23.1 Consent of Richard L. Hinckley (included in Part II of this Registration Statement).

     23.2 Consent of Deloitte & Touche LLP (included in Part II of this Registration Statement).

     23.3 Consent of Best Best & Krieger LLP (included in Part II of this Registration Statement).

     24 Power of Attorney (included on page II-5 of this Registration Statement).

     99.1 Nevada Power Company 401(k) Savings Plan, Amendment - 1993-1 (incorporated by reference herein to the exhibits referenced in Form S-8, File No. 33-50809).

     99.2 Nevada Power Company 401(k) Savings Plan, Amendment - 1994-1 (incorporated by reference herein to the exhibits referenced in Form S-8, File No. 33-50809).

     99.3 Nevada Power Company 401(k) Savings Plan, Amendment - 1995-1 (incorporated by reference herein to the exhibits referenced in Form S-8, File No. 33-50809).

     In lieu of the opinion of counsel or determination letter contemplated by Item 601(b)(5)(ii) of Regulation S-K, the Registrant hereby undertakes to submit the Nevada Power Company 401(k) Savings Plan, and any amendment thereto, to the Internal Revenue Service (the "IRS") in a timely manner, and that it will make all changes required by the IRS in order to qualify the 401(k) Retirement Savings Plan under Section 401 of the Internal Revenue Code.

ITEM 9.   UNDERTAKINGS.

     (a)  The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

                    (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                   (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that the undertakings set forth in paragraphs (a)(1)(i) and (a)(1)(ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (h) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the mater has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas and State of Nevada on the 19th day of August, 1997.

                                  NEVADA POWER COMPANY


                                  By: /s/ Charles A. Lenzie
                                      -----------------------------------------
                                      Charles A. Lenzie, Chairman of the Board
                                      and Chief Executive Officer


                              POWER OF ATTORNEY

     Know All By These Presents, that each individual whose signature appears below constitutes and appoints Charles A. Lenzie and Steven W. Rigazio, and each of them, his true and lawful attorneys in fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys in fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys in fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

(1)  PRINCIPAL EXECUTIVE OFFICER


/s/  Charles A. Lenzie              Chairman of the Board       August 19, 1997
-------------------------------     and Chief Executive Officer
    (Charles A. Lenzie)


(2)  PRINCIPAL FINANCIAL AND
     PRINCIPAL ACCOUNTING OFFICER

                                     Vice President, Finance
/s/  Steven W. Rigazio               and Planning, Treasurer,   August 19, 1997
-------------------------------      Chief Financial Officer
    (Steven W. Rigazio)

(3)  DIRECTORS

                                     Director                   August __, 1997
-------------------------------
    (Mary Kaye Cashman)


/s/  Mary Lee Coleman                Director                   August 19, 1997
-------------------------------
    (Mary Lee Coleman)


/s/  Fred D. Gibson, Jr.             Director                   August 19, 1997
-------------------------------
    (Fred D. Gibson, Jr.)


/s/  John L. Goolsby                 Director                   August 19, 1997
-------------------------------
    (John L. Goolsby)


/s/  Jerry E. Herbst                 Director                   August 19, 1997
-------------------------------
    (Jerry E. Herbst)


/s/  John F. O'Reilly                Director                   August 14, 1997
-------------------------------
    (John F. O'Reilly)


/s/  Conrad L. Ryan                  Director                   August 19, 1997
-------------------------------
    (Conrad L. Ryan)


/s/  Frank E. Scott                  Director                   August 19, 1997
-------------------------------
    (Frank E. Scott)


/s/  A. M. Smith                     Director                   August 19, 1997
-------------------------------
    (A. M. Smith)


/s/  J. A. Tiberti                   Director                   August 19, 1997
-------------------------------
    (J. A. Tiberti)

     Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Las Vegas, State of Nevada, on the 19th day of August, 1997.


                                        Nevada Power Company
                                        401(k) Savings Plan


                                        By: /s/ Charles A. Lenzie
                                            -------------------------------
                                              Charles A. Lenzie,
                                              Chairman,  401(k) Savings Plan
                                              Administrative Committee